EXHIBIT 32.2
                                  CERTIFICATION

In connection with the Quarterly Report of CompuMed, Inc. (the Company) on Form 10-QSB for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Phuong Dang, Controller (Principal Financial and Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-QSB for the fiscal quarter ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-QSB for the fiscal quarter ended December 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Company.

            /s/  Phuong  Dang
            -----------------
            Phuong  Dang
            Secretary  and  Controller
           (Principal  Financial  And  Accounting  Officer)
            February  11,  2005